FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial income:
Interest income	$ 2,696	$ 2,513	$ 2,466
Exchange rate differences and other	305
Financial expenses:
Exchange rate differences and other		602	186
Amortization/accretion of premium/discount on marketable securities, net	793	1,017	1,221
Financial and other expenses, total	$ 2,208	$ 894	$ 1,059